EXHIBIT 3.19

                            STATE OF CALIFORNIA
                            SECRETARY OF STATE

                                                                     [Seal]


               I, BILL JONES, Secretary of State of the State of California, hereby certify:

               That the attached transcript of 2 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.


                                   IN WITNESS WHEREOF, I execute this
                                       certificate and affix the Great Seal
                                       of the State of California this

                                              February 19, 1998
                                       -------------------------------



                                              /s/Bill Jones
                                       -------------------------------
                                              Secretary of State

THE GREAT SEAL OF
THE STATE OF CALIFORNIA


                                   Filed
                            Sacramento, Calif.
                               May 19, 1995

                                Bill Jones
                            Secretary of State

------------------------------------------------------------------------

                            STATE OF CALIFORNIA
                            Secretary of State
                  STATEMENT BY DOMESTIC STOCK CORPORATION

         THIS STATEMENT MUST BE FILED WITH CALIFORNIA SECRETARY OF
                    STATE (SEC. 1502, CORPORATIONS CODE)

                              P.O. Box 944230
                         Sacramento, CA 94244-0230
                           Phone: (916) 445-2020

-------------------------------------------------------------------------

              A $5 FILING FEE MUST ACCOMPANY THIS STATEMENT.
-------------------------------------------------------------------------

             WHEN COMPLETING FORM, PLEASE USE BLACK TYPEWRITER
                            RIBBON OR BLACK INK
-------------------------------------------------------------------------

           IMPORTANT -- Please Read Instructions On Back Of Form
-------------------------------------------------------------------------

1. DO NOT ALTER PREPRINTED NAME, IF ITEM NO. 1 IS BLANK, PLEASE ENTER CORPORATE NAME
                       C1470272   COAST RECYCLING NORTH, INC.

* IF THERE HAS BEEN NO CHANGE IN ANY OF THE INFORMATION ON FILE -- PROCEED TO LINE 16.
-------------------------------------------------------------------------

THE CALIFORNIA CORPORATION NAMED HEREIN, MAKES THE FOLLOWING STATEMENT

2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE                       ROOM NO.       2A. CITY AND STATE       2B. ZIP CODE
330 Reservation Rd.                                                   G              Marina, CA               93933

3. STREET ADDRESS OF PRINCIPAL BUSINESS OFFICE IN CALIFORNIA (IF ANY) ROOM NO.       3A. CITY                 3B. ZIP CODE
   (Same)                                                                                   CA

4. MAILING ADDRESS                                                    ROOM NO.       4A. CITY                 4B. ZIP CODE
   (Same)

THE NAMES OF THE FOLLOWING OFFICERS ARE:

Must have these three officers (Sec. 312, Corporations Code). An officer may hold more than one office.

5. CHIEF EXECUTIVE OFFICER           5A. STREET ADDRESS (DO NOT USE P.O. BOX)       5B. CITY AND STATE              5C. ZIP CODE
David Katz                           100 Franklin Sq. Dr. Suite 105                 Somerset, NJ                    08875

6. Secretary                         6A. STREET ADDRESS (DO NOT USE P.O. BOX)       6B. CITY AND STATE              6C. ZIP CODE
Murray Fox                           112 Main St.                                   Webster, MA                     01570

7. Chief Financial Officer           7A. STREET ADDRESS (DO NOT USE P.O. BOX)       7B. CITY AND STATE              7C. ZIP CODE
Michael Nafash                       100 Franklin Sq. Dr. Suite 105                 Somerset, NJ                    08875

INCUMBENT DIRECTORS, INCLUDING DIRECTORS WHO ARE ALSO OFFICERS
Officers may also be directors. Must have one or more directors
(Chap. 3, Sec. 301a, Corporations Code).
Statements not listing directors will be rejected.

8. Name                              8A. STREET ADDRESS (DO NOT USE P.O. BOX)       8B. CITY AND STATE              8C. ZIP CODE
David Katz                           100 Franklin Sq. Dr. Suite 105                 Somerset, NJ                    08875

9. Name                              9A. STREET ADDRESS (DO NOT USE P.O. BOX)       9B. CITY AND STATE              9C. ZIP CODE

10. Name                             10A. STREET ADDRESS (DO NOT USE P.O. BOX)      10B. CITY AND STATE             10C. ZIP CODE

11. THE NUMBER OF VACANCIES ON THE BOARD OF DIRECTORS, IF ANY: 0

DESIGNATED AGENT FOR SERVICE OF PROCESS (Only one agent may be named and must reside in California.)

12. Name
United Corporate Services, Inc. C1021866

13. CALIFORNIA STREET ADDRESS IF AGENT IS AN INDIVIDUAL (DO NOT USE P.O. BOX) DO
     NOT INCLUDE ADDRESS IF AGENT IS A CORPORATION.

740 University Avenue, Suite #100 Sacramento, CA 95825

14. DESCRIBE TYPE OF BUSINESS OF THE CORPORATION NAMED IN ITEM 1
Glass Recycler

15. I DECLARE THAT I HAVE EXAMINED THIS STATEMENT AND TO THE BEST OF MY
    KNOWLEDGE AND BELIEF, IT IS TRUE, CORRECT AND COMPLETE.

             MICHAEL NAFASH                         /s/ Michael Nafash        CFU         5/15/95
------------------------------------------------   ---------------------  -------------  ---------
  TYPE OR PRINT NAME OF SIGNING OFFICER OR AGENT         SIGNATURE             TITLE        DATE

16. I DECLARE THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED IN THE LAST STATEMENT OF THE CORPORATION WHICH
    IS ON FILE IN THE SECRETARY OF STATE'S OFFICE.  DOES NOT APPLY ON INITIAL FILING.
                                                                     (READ INSTRUCTIONS BEFORE COMPLETING THIS ITEM)

    [_]
(CHECK HERE)
                 ------------------------------------------------   ---------------------  -------------  ---------
                   TYPE OR PRINT NAME OF SIGNING OFFICER OR AGENT         SIGNATURE             TITLE        DATE



                                   Filed
                            Sacramento, Calif.
                            September 29, 1993

                               March Fong Eu
                            Secretary of State

-------------------------------------------------------------------------

                            STATE OF CALIFORNIA
                               March Fong Eu
                            Secretary of State
                  STATEMENT BY DOMESTIC STOCK CORPORATION

         THIS STATEMENT MUST BE FILED WITH CALIFORNIA SECRETARY OF
                    STATE (SEC. 1502, CORPORATIONS CODE)

                              P.O. Box 944230
                         Sacramento, CA 94244-0230
                           Phone: (916) 445-2020

-------------------------------------------------------------------------

              A $5 FILING FEE MUST ACCOMPANY THIS STATEMENT.
-------------------------------------------------------------------------

             WHEN COMPLETING FORM, PLEASE USE BLACK TYPEWRITER
                            RIBBON OR BLACK INK
-------------------------------------------------------------------------

           IMPORTANT -- Please Read Instructions On Back Of Form
-------------------------------------------------------------------------

1. DO NOT ALTER PREPRINTED NAME, IF ITEM NO. 1 IS BLANK, PLEASE ENTER CORPORATE NAME
       C1470272 DUE DATE 10-31-93 23986S
       COAST RECYCLING NORTH, INC.
       P.O. BOX 870
       MARINA, CA 93933

* IF THERE HAS BEEN NO CHANGE IN ANY OF THE INFORMATION ON FILE -- PROCEED TO LINE 16. DO NOT WRITE IN THIS SPACE


-------------------------------------------------------------------------
THE CALIFORNIA CORPORATION NAMED HEREIN, MAKES THE FOLLOWING STATEMENT

2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE                        ROOM NO.      2A. CITY AND STATE      2B. ZIP CODE

3. STREET ADDRESS OF PRINCIPAL BUSINESS OFFICE IN CALIFORNIA           ROOM NO.      3A. CITY          CA    3B. ZIP CODE
   (IF ANY)

4. MAILING ADDRESS                                                     ROOM NO.      4A. CITY                4B. ZIP CODE

THE NAMES OF THE FOLLOWING OFFICERS ARE:

Must have these three officers (Sec. 312, Corporations Code). An officer may hold more than one office.

5. CHIEF EXECUTIVE OFFICER                   5A. STREET ADDRESS (DO NOT USE P.O. BOX)      5B. CITY AND STATE    5C. ZIP CODE

6. SECRETARY                                 6A. STREET ADDRESS (DO NOT USE P.O. BOX)      6B. CITY AND STATE    6C. ZIP CODE

7. CHIEF FINANCIAL OFFICER                   7A. STREET ADDRESS (DO NOT USE P.O. BOX)      7B. CITY AND STATE    7C. ZIP CODE

INCUMBENT DIRECTORS, INCLUDING DIRECTORS WHO ARE ALSO OFFICERS
Officers may also be directors. Must have one or more directors (Chap. 3, Sec.
  301a, Corporations Code).
Statements not listing directors will be rejected.

8. Name                                      8A. STREET ADDRESS (DO NOT USE P.O. BOX)      8B. CITY AND STATE    8C. ZIP CODE

9. Name                                      9A. STREET ADDRESS (DO NOT USE P.O. BOX)      9B. CITY AND STATE    9C. ZIP CODE

10. Name                                     10A. STREET ADDRESS (DO NOT USE P.O. BOX)     10B. CITY AND STATE   10C. ZIP CODE

11. THE NUMBER OF VACANCIES ON THE BOARD OF DIRECTORS, IF ANY:   ________________
  Designated agent for Service of Process (Only one agent may be named and must reside in California.)

12. Name

13. CALIFORNIA STREET ADDRESS IF AGENT IS AN INDIVIDUAL (DO NOT USE P.O. BOX) DO NOT INCLUDE ADDRESS IF AGENT IS A
    CORPORATION

14. DESCRIBE TYPE OF BUSINESS OF THE CORPORATION NAMED IN ITEM 1

15. I DECLARE THAT I HAVE EXAMINED THIS STATEMENT AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, IT IS TRUE, CORRECT AND
    COMPLETE


------------------------------------------------   ---------------------  -------------  ---------
  TYPE OR PRINT NAME OF SIGNING OFFICER OR AGENT         SIGNATURE             TITLE        DATE

16. I DECLARE THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED IN THE LAST STATEMENT OF THE CORPORATION WHICH
  IS ON FILE IN THE SECRETARY OF STATE'S OFFICE.  DOES NOT APPLY ON INITIAL FILING
                                                                (READ INSTRUCTIONS BEFORE COMPLETING THIS ITEM)

    [X]
(CHECK HERE)                    Celia McBride                        /s/ Celia McBride          Asst.      9/16/93
                 ------------------------------------------------   ---------------------  -------------  ---------
                   TYPE OR PRINT NAME OF SIGNING OFFICER OR AGENT         SIGNATURE             TITLE        DATE



                            STATE OF CALIFORNIA
                            SECRETARY OF STATE

                                                                        [Seal]
                                              OFFICE OF THE SECRETARY OF STATE

      I, BILL JONES, Secretary of State of the State of California, hereby certify:

      That the attached transcript of 8 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full and correct.


                                   IN WITNESS WHEREOF, I execute
                                    this certificate and affix the Great
                                    Seal of the State of California this


                                             FEBRUARY 19, 1998
                                    ----------------------------------




                                        /s/Bill Jones
                                    ----------------------------------
                                        Secretary of State
THE GREAT SEAL OF
THE STATE OF CALIFORNIA




                         ARTICLES OF INCORPORATION

                                    OF

                        COAST RECYCLING NORTH, INC.


                                    I.

      The name of the corporation is Coast Recycling North, Inc.

                                    II.

      The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations code.

                                   III.

      The name and address in this state of the corporation's initial agent for service of process is: Mary Elizabeth Collins, Esq., 1150 Osos Street, Suite 203, San Luis Obispo, California 93401.

                                    IV.

      The corporation is authorized to issue 10,000 shares of common stock of one class.

                                    V.

      The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

      The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with the agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to this corporation or its shareholders. The corporation is further authorized to provide insurance for agents as set forth in Section 317 of the California Corporations Code, provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317, as amended.

      Any repeal or modification of the foregoing provisions of this Article V by the shareholders of the corporation shall not adversely affect any right or protection of an agent of the corporation existing at the time of such repeal or modification.

      IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation, this 13th day of October 1989.


                                              /s/ Mary Elizabeth Collins
                                              -------------------------------
                                              Mary Elizabeth Collins




                   COAST RECYCLING AND ENTERPRISES, INC.
                             340 BUCKLEY ROAD
                         SAN LUIS OBISPO, CA 93401



October 13, 1989



Coast Recycling North, Inc.
c/o Ellis & Collins
1150 Osos, Ste. 203
San Luis Obispo, CA 93401

Gentlemen:

This letter is permission by the undersigned corporation to utilize the name "Coast Recycling North, Inc." for your corporate name.

                                    Coast Recycling & Enterprises, Inc.



                                    By: /s/ Brian Touey
                                        --------------------------------
                                        Brian Touey, President



                            AGREEMENT OF MERGER
                                    OF
                        PURE TECH SUBSIDIARY CORP.
                                   INTO
                        COAST RECYCLING NORTH, INC.


      The following Agreement is entered into in accordance with Section 1101 of the California General Corporation Law:

      FIRST: The name of the surviving corporation, incorporated under the laws of the State of California, is:

                        COAST RECYCLING NORTH, INC.

      SECOND: The name of the Non-Surviving corporation is PURE TECH SUBSIDIARY CORP.; it is incorporated under the laws of the State of California.

      THIRD: The terms and conditions of said merger and the mode of carrying same into effect are as follows:

                 Each of the 100 issued and outstanding shares of Common
            Stock of Pure Tech Subsidiary Corp. shall be converted into .8634 share of Common Stock of Coast Recycling North, Inc.

                 Each of the 86.34 outstanding shares of Coast Recycling
            North, Inc. outstanding prior to the merger shall be converted into the right to receive an aggregate of 851.91 shares of validly issued, fully paid and nonassessable shares of shares of common stock, $.05 par value per share, of Pure Tech International, Inc., a Delaware corporation and the parent corporation of Pure Tech Subsidiary Corp.

      FOURTH: The amendments to the Article of Incorporation of the Surviving California Corporation to be effected by this merger are as follows:

                 Coast Recycling North, Inc. hereby changes the number of
            shares it is authorized to issue by eliminating 9,900 unissued shares, and to that end amends Article IV to read as follows:

                                    IV.

                       "The number of shares which the Corporation shall
                  have authority to issue is 100 shares of Common Stock."

      FIFTH: The manner of converting the shares of each Non-Surviving corporation into shares or other securities of the Surviving corporation is as follows:

                 Each of the 100 issued and outstanding shares of Common
            Stock of Pure Tech Subsidiary Corp. shall be converted into .8634 share of Common Stock of Coast Recycling North, Inc.

                 Each of the 86.34 outstanding shares of Coast Recycling
            North, Inc. outstanding prior to the merger shall be converted into the right to receive an aggregate of 851.91 shares of validly issued, fully paid and nonassessable shares of shares of common stock, $.05 par value per share, of Pure Tech International, Inc., a Delaware corporation and the parent corporation of Pure Tech Subsidiary Corp.

      IN WITNESS WHEREOF, we hereto sign this Agreement this 8th day of February, 1994.

                                   COAST RECYCLING NORTH, INC.


                                   By: /s/ Winn Schey
                                       ---------------------------------
                                       Winn Schey, President


                                   By: /s/ Brian Touey
                                       ----------------------------------
                                       Brian Touey, Assistant Secretary



                                   PURE TECH SUBSIDIARY CORP.


                                   By: /s/ Joseph Mastroianni
                                       ----------------------------------
                                       Joseph Mastroianni, President


                                   By: /s/ Paul Litwinczuk
                                       ----------------------------------
                                       Paul Litwinczuk, Assistant Secretary



                          CERTIFICATE OF APPROVAL

                                    OF

                            AGREEMENT OF MERGER

Joseph Mastroianni, President, and Paul Litwinczuk, Assistant Secretary certify that:

1. They are the President and Assistant Secretary, respectively, of Pure Tech Subsidiary Corp., a California corporation.

2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding is 100.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: February 8, 1994
                                       /s/ Joseph Mastroianni
                                       ------------------------------------
                                       Joseph Mastroianni, President

                                       /s/ Paul Litwinczuk
                                       ------------------------------------
                                       Paul Litwinczuk, Assistant Secretary




                          CERTIFICATE OF APPROVAL

                                    OF

                            APPROVAL OF MERGER


Winn Schey, President, and Brian Touey, Assistant Secretary, certify that:

1. They are the President and Assistant Secretary, respectively, of Coast Recycling North, Inc., a California corporation.

2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding is 86.34.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: February 8, 1994
                                       /s/ Winn Schey
                                       ----------------------------------
                                       Winn Schey, President

                                       /s/ Brian Touey
                                       ----------------------------------
                                       Brian Touey, Assistant Secretary

                                        [Seal]
                                        OFFICE OF THE
                                        SECRETARY OF STATE